Intangible Asset, Net (Details) - Schedule of Future Estimated Amortization Expenses	Jun. 30, 2023 CNY (¥)	Jun. 30, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Future Estimated Amortization Expenses [Abstract]
Remaining of 2023	¥ 492,922
2024	985,844
2025	985,844
2026	985,844
2027	985,844
Thereafter	43,787,912
Total	¥ 48,224,210	$ 6,673,892	¥ 48,717,132